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                                   FORM 8-A



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







                            Peregrine Systems, Inc.
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            (Exact name of Registrant as specified in its charter)

          Delaware                                        95-3773312
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      (State of incorporation or organization)    (IRS Employer I.D. No.)


              12670 High Bluff Drive, San Diego, California 92130
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                   (Address of principal executive offices)


       Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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       Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value per share
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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Incorporated by reference to page 50 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement")as originally filed February 10, 1997 and subsequently amended.

Item 2.  EXHIBITS

         The following exhibits are filed as a part of this registration statement:

         1.1*      Specimen certificate for Registrant's Common Stock;

         2.1**     Amended and Restated Certificate of Incorporation;

         2.2***    By-Laws of Registrant, as amended to date.

* Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement.
** Incorporated by reference to Exhibit 3.1 to the Registrant's S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.


                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 7, 1997         Peregrine Systems, Inc.


                             By:  /s/ David A. Farley
                                  ---------------------------
                                  David A. Farley
                                  Chief Financial Officer and
                                  Vice President, Finance


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                               INDEX TO EXHIBITS

                                                                      Page No.
                                                                    ------------

1.1 Specimen Certificate of Registrant's
         Common Stock                                              Incorporated
                                                                    By Reference
2.1 Amended and Restated Certificate of
         Incorporation                                             Incorporated
                                                                    by Reference

2.2 By-Laws of Registrant, as amended to date                      Incorporated
                                                                    by Reference